Income taxes	12 Months Ended
Mar. 31, 2018
Income taxes
Income taxes

15. Income taxes:

The following table presents components of Income tax expense reported in the consolidated statements of income for the years ended March 31, 2016, 2017 and 2018.

	Millions of yen
	Year ended March 31
	2016	2017	2018
Current:
Domestic	¥72,272	¥52,004	¥35,018
Foreign	9,183	5,697	8,589

Subtotal	81,455	57,701	43,607

Deferred:
Domestic	(66,176)	20,239	64,340
Foreign	7,317	2,289	(4,081)

Subtotal	(58,859)	22,528	60,259

Total	¥22,596	¥80,229	¥103,866

The income tax benefit recognized from operating losses for the years ended March 31, 2016, 2017 and 2018 was ¥5,451 million, ¥868 million and ¥4,653 million, respectively, which is included within deferred income tax expense above.

The Company and its wholly-owned domestic subsidiaries have adopted the consolidated tax filing system permitted under Japanese tax law. The consolidated tax filing system only imposes a national tax.

Due to revisions in domestic tax laws during the fourth quarter ended March 31, 2015 and March 31, 2016, the effective statutory tax rates applicable to Nomura in Japan are 33% for the fiscal year ended March 31, 2016, 31% for the fiscal year ended at March 31, 2017 and 31% thereafter.

On December 22, 2017, the Tax Cuts and Jobs Act (“the Act”) was enacted in the United States which significantly changes U.S. income tax law, including reducing the U.S. federal corporate income tax rate to 21%, broadening the U.S. tax base, introducing a territorial tax system and one time repatriation tax on U.S. entities for previously deferred earnings of non-U.S. investees, allowing full expensing of certain property assets and imposing certain additional taxes on payments made from U.S. entities to foreign related parties. Nomura has recognized a reduction of ¥2,776 million in deferred tax liabilities and deferred tax expense as a result of the reduction in the corporate income tax rate which is effective for U.S. entities from January 1, 2018. Nomura continues to evaluate and assess the other impacts of the Act on its U.S. entities and may recognize further adjustments to deferred tax assets and liabilities, and therefore to income tax expense, during the fiscal year ending March 31, 2019 depending on, among other things, finalizing the calculations for all impacted entities, changes in certain assumptions and interpretations made by Nomura, certain actions to be taken by Nomura in the future and whether additional guidance is released by the U.S. tax authorities and other bodies.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain revenues not subject to income taxes, certain expenses not deductible for income tax purposes, changes in deferred tax valuation allowance and different enacted tax rates applicable to foreign subsidiaries.

The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2016, 2017 and 2018.

	Year ended March 31
	2016	2017	2018
Nomura’s effective statutory tax rate	33.0%	31.0%	31.0%
Impact of:
Changes in deferred tax valuation allowances	36.1	(10.8)	(22.8)
Additional taxable revenues	0.3	0.1	0.1
Non-deductible expenses	7.8	2.9	1.9
Non-taxable revenue	(7.2)	(2.6)	(3.6)
Dividends from foreign subsidiaries	0.0	0.0	0.0
Tax effect of undistributed earnings of foreign subsidiaries	0.1	0.0	0.0
Different tax rate applicable to income (loss) of foreign subsidiaries	1.1	0.3	0.8
Effect of changes in foreign tax laws	—	—	23.5
Effect of changes in domestic tax laws	(0.9)	1.0	—
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates(1)	(54.8)	1.7	1.7
Other	(1.8)	1.3	(0.9)

Effective tax rate	13.7%	24.9%	31.7%

(1)	The tax benefit recognized on the devaluation of investment in subsidiaries and affiliates during the year ended March 31, 2016 of approximately ¥90 billion (which impacts Nomura’s effective statutory tax rate by 54.8%) arises from the recognition of deferred tax assets from the decision of Nomura management to liquidate certain wholly-owned subsidiaries within Nomura during the year. Total valuation allowances of ¥24 billion have been recognized against these deferred tax assets, the impact of which are reported in changes in deferred tax valuation allowances for the same period.

The following table presents the significant components of deferred tax assets and liabilities as of March 31, 2017 and 2018, before offsetting of amounts which relate to the same tax-paying component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2017	2018
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥17,988	¥19,982
Investments in subsidiaries and affiliates	100,100	36,189
Valuation of financial instruments	65,158	61,249
Accrued pension and severance costs	21,854	20,967
Other accrued expenses and provisions	84,268	76,578
Operating losses	406,440	340,780
Other	8,408	5,587

Gross deferred tax assets	704,216	561,332
Less—Valuation allowances	(519,492)	(422,280)

Total deferred tax assets	184,724	139,052

Deferred tax liabilities
Investments in subsidiaries and affiliates	125,752	127,041
Valuation of financial instruments	46,684	43,985
Undistributed earnings of foreign subsidiaries	947	1,137
Valuation of fixed assets	18,042	4,524
Other	5,840	3,342

Total deferred tax liabilities	197,265	180,029

Net deferred tax assets (liabilities)	¥(12,541)	¥(40,977)

After offsetting deferred tax assets and liabilities which relate to the same tax-paying component within a particular tax jurisdiction, net deferred tax assets reported within Other assets—Other in the consolidated balance sheets were ¥21,825 million and ¥16,135 million as of March 31, 2017 and 2018, respectively and net deferred tax liabilities reported within Other liabilities in the consolidated balance sheets were ¥34,366 million and ¥57,112 million as of March 31, 2017 and 2018, respectively.

As of March 31, 2018, no deferred tax liabilities have been recognized for undistributed earnings of foreign subsidiaries totaling ¥5,534 million which are not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

The following table presents changes in total valuation allowances established against deferred tax assets for the years ended March 31, 2016, 2017 and 2018.

	Millions of yen
	Year ended March 31
	2016		2017		2018
Balance at beginning of year	¥565,103		¥543,489		¥519,492
Net change during the year	(21,614	)(1)	(23,997	)(2)	(97,212	)(3)

Balance at end of year	¥543,489		¥519,492		¥422,280

(1)	Primarily includes ¥7,003 million of additional full valuation allowances established by certain foreign subsidiaries against additional operating loss carryforwards generated during the period as a result of additional taxable losses being incurred by such subsidiaries, offset by a reduction of ¥27,757 million of valuation allowances of certain foreign subsidiaries and a reduction of ¥860 million related to Japanese subsidiaries and the Company because of decrease in valuation allowances related to operating loss carryforwards due to the effect of changes in domestic tax laws. In total, ¥21,614 million of allowances decreased for the year ended March 31, 2016.
(2)	Primarily includes an increase of ¥2,040 million of valuation allowances of certain foreign subsidiaries partly because of changes in the expected realization of deferred tax assets, a reduction of ¥35,214 million of valuation allowances of certain foreign subsidiaries mainly by utilization of operating loss carryforwards, an increase of ¥5,811 million of valuation allowances related to Japanese subsidiaries and the Company as a result of changes in the expected realization of deferred tax assets, and an increase of ¥3,366million related to Japanese subsidiaries and the Company because of increase in valuation allowances related to operating loss carryforwards due to the effect of changes in domestic tax laws. In total, ¥23,997 million of allowances decreased for the year ended March 31, 2017.
(3)	Primarily includes a reduction of ¥80,459 million of valuation allowances of certain foreign subsidiaries mainly due to changes in tax laws in the U.S., an increase of ¥17,340 million related to Japanese subsidiaries and the Company because of an increase in valuation allowances related to operating loss carryforwards, and a reduction of ¥34,093 million of valuation allowances related to Japanese subsidiaries and the Company as a result of changes in the expected realization of deferred tax assets. In total, ¥97,212 million of allowances decreased for the year ended March 31, 2018.

As of March 31, 2018, total operating loss carryforwards were ¥2,028,626 million, which included ¥679,525 million relating to the Company and domestic subsidiaries, ¥682,507 million relating to foreign subsidiaries in the United Kingdom, ¥384,659 million relating to foreign subsidiaries in the United States, ¥210,238 million relating to foreign subsidiaries in Hong Kong, and ¥71,697 million relating to foreign subsidiaries in other tax jurisdictions. Of this total amount, ¥957,689 million can be carried forward indefinitely, ¥748,148 million expires by March 31, 2027 and ¥322,789 million expires in later fiscal years.

In determining the amount of valuation allowances to be established as of March 31, 2018, Nomura considered all available positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize the deferred tax assets in the relevant tax jurisdiction of the Company, its domestic subsidiaries and foreign subsidiaries.

In Japan and other tax jurisdictions where domestic and foreign subsidiaries have experienced cumulative operating losses in recent years, these losses provided the most verifiable negative evidence available and outweigh positive evidence.

While Nomura has considered certain future tax planning strategies as a potential source of future taxable income, no such strategies have been relied upon as positive evidence resulting in a reduction of valuation allowances in any major tax jurisdiction in which Nomura operates as of March 31, 2016, 2017 and 2018. In addition, valuation allowances have not been reduced in any of these periods as a result of changing the weighting applied to positive or negative evidence in any of the major tax jurisdictions in which Nomura operates.

The total amount of unrecognized tax benefits was not significant as of March 31, 2016, 2017 and 2018. There were also no significant movements of the gross amounts in unrecognized tax benefits and the amount of interest and penalties recognized due to unrecognized tax benefits during the years ended March 31, 2016, 2017 and 2018. Nomura is under continuous examination by the Japanese National Tax Agency and other taxing authorities in the major jurisdictions in which Nomura operates. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on these consolidated financial statements. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2018. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.

Nomura operates in multiple tax jurisdictions, and faces audits from various taxing authorities regarding many issues including, but not limited to, transfer pricing, the deductibility of certain expenses, foreign tax credits and other matters.

The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major jurisdictions in which Nomura operates as of March 31, 2018. Under Hong Kong Special Administrative Region tax law, the statute of limitation does not apply if an entity incurs taxable losses and is therefore not included in the table.

Jurisdiction	Year
Japan	2013	(1)
United Kingdom	2016
United States	2015

(1)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is 2012.